EXHIBIT 10.5

                              HELIX BIOMEDIX, INC.

                             2000 STOCK OPTION PLAN

                       INITIALLY ADOPTED: NOVEMBER 6, 2000
                             AMENDED: AUGUST 1, 2002

1. INTRODUCTIONS AND DEFINITIONS

1.1  THE PLAN

     This 2000 Stock Option Plan (hereinafter, this "Plan") establishes the right of and procedures for Helix BioMedix, Inc. (the "Company") to grant stock options to its employees, consultants and/or directors. This Plan provides for the granting of two types of options, namely (1) Incentive Stock Options, as defined and governed by Section 422 of the Internal Revenue Code of 1986, as amended and (2) Nonqualified Stock Options. This Plan sets forth provisions applicable to both types of options, to Incentive Stock Options only and to Nonqualified Stock Options only.

1.2  DEFINITIONS

     Capitalized terms used in this Plan shall have the following meanings:

     "ACT" means the Securities Act of 1933, as from time to time amended, or any replacement act or legislation.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, any act of disloyalty to the Company or any current or future subsidiary of the Company, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Board, whose determination shall be conclusive and binding.

     "CHANGE OF CONTROL EVENT" means a merger, consolidation, or sale of assets, as the case may be and as described in Subsections (1) and (2) of Section 2.5(a).

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means a committee appointed by the Board, pursuant to Section
     2.3 hereof, to administer the provisions of this Plan and in the absence of any such committee, references to the Committee shall mean the Board.

     "COMPANY" means Helix BioMedix, Inc., a Delaware corporation.

     "CONSULTANT" means any person engaged by the Company or any current or future subsidiary of the Company to perform services as a non-employee service provider, advisor or consultant pursuant to the terms of a written plan or contract. "Consultants" is the plural of Consultant.

     "DIRECTOR" means a member of the Board. "Directors" is the plural of Director.

     "DISABILITY" means "permanent and total disability" as that term is defined for purposes of Section 22(e)(3) of the Code.

     "EMPLOYEE" means, for purposes of this Plan, persons continuously employed by the Company or by any current or future subsidiary of the Company on a regular basis, whether full-time or part-time, at any time during the duration hereof. "Employees" is the plural of Employee.

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     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as from time to time amended, or any replacement act or legislation.

     "EXECUTIVE OFFICER" means the Chief Executive Officer, the Chief Scientific Officer, the Executive Vice President and the Chief Financial Officer of the Company and any other officer of the Company specifically designated by the Board as an Executive Officer.

     "FAIR MARKET VALUE" of the Company's common stock for any class shall be the average of the high and low per share sales prices for the common stock as reported by the Nasdaq National Market for a single trading. If there is no such reported price for the common stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

     "GOOD REASON" means the occurrence of any one of the following events, in the event that the Optionee (i) has given the Successor Corporation written notice of such occurrence and the Successor Corporation has failed to cure such event within thirty (30) days, and (ii) Optionee resigns within sixty
     (60) days following the expiration of such thirty-day period:

     (a) Relocation of the Optionee to any place greater than fifty (50) miles from his or her principal location prior to the occurrence of the Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction; or

     (b) Substantial reduction of the Optionee's compensation package, unless such a reduction is made by the Company ratably with all other employees at similar levels of responsibility.

     "INCENTIVE STOCK OPTION" means an option issued by the Company to purchase shares of stock of the Company that meets the definition of "incentive stock option" contained in Section 422 of the Code and that is issued by the Company to be an Incentive Stock Option. "Incentive Stock Options" is the plural of Incentive Stock Option.

     "NONQUALIFIED STOCK OPTION" means an option issued by the Company to purchase shares of stock of the Company that is not an Incentive Stock Option. "Nonqualified Stock Options" is the plural of Nonqualified Stock Option.

     "OPTIONEE" means the recipient of a Stock Option pursuant to a Stock Option Agreement. "Optionees" is the plural of Optionee.

     "PLAN" means this Helix BioMedix, Inc. 2000 Stock Option Plan, which also may be referred to as the "Helix BioMedix, Inc. Stock Option Plan."

     "PLAN GUIDELINES" shall mean the guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments, if any, adopted and amended by the Board from time to time with respect to this Plan pursuant to Section 2.3.

     "SHARES" shall mean the Shares of the Company reserved for issuance under this Plan as further defined in Section 2.2.

     "STOCK OPTION" means an agreement entered into by the Company granting the recipient the right to purchase shares of stock of the Company, at certain times and under certain conditions, subject to certain obligations and responsibilities as defined in this Plan and in the written Stock Option Agreement, whether an Incentive Stock Option or a Nonqualified Stock Option. "Stock Options" is the plural of Stock Option.

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     "STOCK OPTION AGREEMENT" means the written contract by which a Stock Option is granted by the Company to an Optionee. "Stock Option Agreements" is the plural of Stock Option Agreement.

     "SUCCESSOR CORPORATION" has the meaning set forth under Section 2.5(b).

2. GENERAL PROVISIONS APPLICABLE TO BOTH NONQUALIFIED STOCK OPTIONS AND INCENTIVE STOCK OPTIONS GRANTED BY THE COMPANY.

2.1  OBJECTIVES OF THIS PLAN

     The purpose of this Plan is to encourage ownership of Common Stock of the Company by Employees and to provide a means of granting Stock Options to Consultants and Directors. This Plan is intended to provide an incentive to Employees for maximum effort in the successful operation of the Company and is expected to benefit the shareholders by enabling the Company to attract and retain personnel of the best available talent through the opportunity to share in the increased value of the Company's shares to which such personnel have contributed. The benefits of this Plan are not a substitute for compensation otherwise payable to Employees pursuant to the terms of their employment.

2.2  STOCK RESERVED FOR THIS PLAN

     Subject to the provisions of Section 2.10, the number of shares reserved for issuance upon the exercise of Stock Options granted under this Plan shall be 5,400,000 shares of the Common Stock of the Company (the "Shares"), which Shares shall be reserved from the Company's authorized and unissued shares. Shares subject to any Stock Option under this Plan which are not exercised in full or Shares as to which the right to purchase is forfeited through default or otherwise, shall remain available for other Stock Options under this Plan. The aggregate number of Shares subject to Stock Options under this Plan or reserved for issuance by the Board shall not exceed the number approved by the shareholders at the time of adoption hereof unless such increase is approved by the Company's shareholders. Such approval shall be by the affirmative vote of shareholders holding a majority of the issued and outstanding shares of common stock of the Company entitled to vote at a meeting called to approve said increase.

2.3  ADMINISTRATION OF THIS PLAN

     (a) This Plan shall be administered by the Board or the Committee appointed pursuant to Section 2.3(b), provided that at all times during which the Company is subject to the periodic reporting requirements of the Exchange Act each member of the Board or the Committee who participates in administration must be a "Non-Employee Director" as that term is defined in Rule 16b-3 of the Exchange Act.

     (b) The Board may appoint a Board committee (the "Committee") to administer this Plan in the name of the Board. The Board or the Committee so appointed shall have full power and authority to administer and interpret this plan and to adopt, from time to time, such guidelines, rules, policies, regulations, forms of notice and forms of agreements and instruments for the administration of the Plan (collectively, "Plan Guidelines") as the Board or such Committee, as the case may be, deems necessary or advisable. Such powers include, but are not limited to (subject to the specific limitations described herein), authority to determine the Employees, Consultants and Directors to be granted Stock Options under this Plan, to determine the size, type and applicable terms and conditions of grants to be made to such Employees, Consultants and Directors, to determine a time when Stock Options will be granted and to authorize grants to eligible Employees, Consultants and Directors.

     (c) The interpretations by the Board or its appointed Committee of this Plan and all Stock Option Agreements, including the definitions of terms used herein and in Stock Option Agreements, and all actions taken and determinations made by the Board or its appointed Committee concerning any matter arising under or with respect to this Plan or any Stock Options granted pursuant to this plan, shall be final, binding and conclusive on all interested parties, including the Company, it's shareholders and all former, present and future

          Employees, Consultants and Directors of the Company. So long as the Company is not subject to the reporting requirements of the Exchange Act, the Board may delegate some or all of its power and authority hereunder to the duly elected officers of the Company, such delegation to be subject to such terms and conditions as the Board in its discretion shall determine. Such delegation of authority may be contained in the Plan Guidelines. The Board or its appointed Committee may, as to questions of accounting, rely conclusively upon any determinations made by independent public accountants of the Company.

     (d) The Chief Executive Officer of the Company shall have the authority to determine from time to time (i) the persons to whom Stock Options are to be granted; (ii) the number of shares of Common Stock for which the Stock Options are exercisable and the purchase price of such shares;
          (iii) whether the Stock Options are Incentive Stock Options or nonqualified Stock Options; and (iv) any other terms and conditions (which need not be identical) of the Stock Options so long as such terms and conditions would be permissible under the provisions of this Plan if the Stock Options were granted by the Directors or the appointed Committee; provided, however that (A) the Chief Executive Officer may not grant any Stock Options to any person who is an Executive Officer or a Director of the Company at the time of the grant; (B) the purchase price of each share of Common Stock under a Stock Option granted under this section 2.3 (d) shall not be less than the Fair Market Value of such share on the date of grant of the Stock Option; and (C) the Chief Executive Officer shall promptly provide a report to the Committee of each person to whom a Stock Option has been granted under this Section 2.3 (d) and the material terms and conditions of the Stock Option.

2.4  ELIGIBILITY; FACTS TO BE CONSIDERED IN GRANTING STOCK OPTIONS

     The Board shall have the authority to determine the persons eligible to receive a Stock Option, the time or times at which the Shares may be purchased and whether all of the Stock Options may be exercised at one time or in increments.

2.5 RIGHTS OF OPTIONEE IN EVENT OF MERGER, CONSOLIDATION, SALE OF ASSETS OR DISSOLUTION

     (a) Except as provided in this Section 2.5 and in Section 13, and notwithstanding anything in this Plan to the contrary, if the Optionee is not then an Executive Officer of the Company, the Optionee may conditionally purchase during the periods set forth below in Subsections (1) through (3) of this Section 2.5 (a), the amount of Shares for which the right to purchase has already vested plus (i) the number of Shares for which the right to purchase, according to the terms of the Stock Option Agreement relating to such Shares, is scheduled to vest within 12 months of the effective, closing, or filing date, as the case may be, of a merger, consolidation, sales of assets, or dissolution, as described below, or (ii) fifty percent (50%) of the number of Shares for which the right to purchase has not yet vested, whichever is greater. Except as provided in this Section
          2.5 and notwithstanding anything in this Plan to the contrary, if the Optionee is then an Executive Officer of the Company, the Optionee may conditionally purchase all of his vested or unvested Shares during the periods set forth below in Subsections (1) through (3) of this Section
          2.5 (a).

          (1) The period commencing ten (10) days and ending five (5) days prior to the scheduled effective date of a merger or consolidation (as such effective date may be delayed from time to time) wherein the Company is not to be the surviving corporation and the shareholders of the corporation immediately prior to the merger or consolidation are not to own a majority of the capital stock of the surviving corporation immediately after the merger or consolidation, provided such merger or consolidation is not between or among the Company and other corporations related to or affiliated with the Company;

          (2) The period commencing ten (10) days and ending five (5) days prior to the scheduled closing date of a sale of all or substantially all of the assets of the Company (as such closing date may be delayed from time to time); and

          (3) The period commencing the date the shareholders of the Company approve the dissolution of the Company and ending five (5) days prior to the date of filing its Articles of Dissolution.

          If the merger, consolidation, sale of assets (collectively, a "Change of Control Event"), or dissolution, as the case may be and as described in Subsections (1) through (3) of this Section 2.5(a), once commenced, is canceled or revoked, the conditional purchase of Shares for which the right to purchase would not have otherwise vested at the time of said cancellation or revocation, but for the operation of this
          Section 2.5, shall be rescinded. With respect to all other Shares conditionally purchased, the Optionee may rescind such purchase at Optionee's discretion. If the Change of Control Event does occur or Articles of Dissolution are filed, as the case may be and as described in Subsections (1) through (3) of this Section 2.5(a), all unexercised Stock Options that have not been assumed pursuant to Section 2.5(b) shall terminate on the effective, closing, or filing date, as the case may be.

     (b) The Optionee shall have no right to conditionally purchase Shares for which the right to purchase would not have otherwise vested but for the operation of this Section 2.5 if:

          (1) The Stock Option relating to such Shares, in connection with the Change of Control Event, is either to be assumed by the successor or purchasing corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation; or

          (2) The Stock Option relating to such Shares is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Change of Control Event and provides for subsequent payout in accordance with the same vesting schedule applicable to such Stock Option. For purposes of this
              Section 2.5(b)(2), the spread existing at the time of a Change of Control Event means the difference between the exercise price per Share of the Stock Option and the Fair Market Value per Share on the closing or effective date of the Change of Control Event.

          The determination of Stock Option comparability shall be made by the Board, and its determination shall be conclusive and binding. In the event that an Optionee's Stock Options are assumed or replaced by a Successor Corporation in a Change of Control Event, and the Optionee's employment or services are terminated within one year after the Change of Control Event either by the Successor Corporation without Cause or by the Optionee voluntarily for Good Reason, the Optionee shall have the right to purchase within ninety (90) days of termination the amount of Shares covered by such Stock Options for which the right to purchase is scheduled by the terms of the Stock Option Agreement to vest within 12 months of the date of termination.

     (c) If the Company shall be the surviving corporation in any merger or consolidation or is a party to a merger or consolidation which does not otherwise qualify as a Change of Control Event, any Stock Option granted hereunder shall pertain and apply to the securities to which a holder of the number of Shares of Common Stock subject to the Stock Option would have been entitled.

     (d) The grant of Stock Options will in no way affect the Company's right to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     (e) Nothing herein shall allow the Optionee to purchase Shares, the Stock Options for which have expired.

2.6  STOCK OPTION AGREEMENTS; TERMS AND EXPIRATION OF STOCK OPTIONS

     Each Stock Option granted under this Plan shall be pursuant to a written Stock Option Agreement in a form substantially similar to the form attached as Annex A, which shall designate whether the Stock Option is an Incentive Stock Option or Nonqualified Stock Option, shall be subject to such amendment or modification from time to time as the Board shall deem necessary or appropriate to comply with or take advantage of applicable laws or regulations and shall contain or be subject to provisions as to the following effect, together with such other provisions as the Board shall from time to time approve:

     (a) That, subject to the provisions of Section 2.6(b) below, the Stock Option, as to the whole or any part thereof, may be exercised only by the Optionee or Optionee's personal representative;

     (b)  Except as may be otherwise permitted pursuant to Section 2.13(c) or
          Section 3.3, that neither the whole nor any part of the Stock Option shall be transferable by the Optionee or by operation of law other than by will of, or by the laws of descent and distribution applicable to, a deceased Optionee and that the Stock Option and any and all rights granted to the Optionee there under and not theretofore effectively and completely exercised shall automatically terminate and expire upon any sale, transfer, or hypothecation or any attempted sale, transfer, or hypothecation of such rights or upon the bankruptcy or insolvency of the Optionee or Optionee's estate;

     (c) That subject to the foregoing provisions, a Stock Option may be exercised at different times for portions of the total number of Shares for which the right to purchase shall have vested provided that such portions are in multiples of ten (10) shares if the Optionee holds vested Stock Options for ninety-nine (99) or fewer Shares and otherwise in multiples of one hundred (100) Shares;

     (d) That no Optionee shall have the right to receive any dividend on or to vote or exercise any right in respect to any Shares unless and until the certificates for such Shares have been issued to such Optionee;

     (e) That the Stock Option shall expire with respect to vested Shares at the earliest of the following:

          (1)  The date specified in the Stock Option Agreement;

          (2) With respect to any Employee, ninety (90) days after involuntary termination of Optionee's employment for cause;

          (3) With respect to any Employee, three (3) years after involuntary termination of Optionee's employment without cause;

          (4) With respect to any Employee, ninety (90) days after voluntary termination of employment, provided however that the Board or its designated Committee may extend the expiration period for any such Employee up to three (3) years;

          (5) With respect to any Consultant, ninety (90) days after the earlier of (i) the date either the Company or the Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the consultant has not performed any service for the Company, unless in either case, such termination is on account of death or disability;

          (6) With respect to a Director, ninety (90) days after resignation or removal from the Board of the Company or other cessation of service as a Director other than on account of death or disability; provided however that the Board or its designated Committee may extend the expiration period for any such Director who resigns up to three (3) years;

          (7) Twelve (12) months after Optionee's death or disability provided that the Board or its designated Committee may extend the expiration period for such vested options up to three (3) years; or

          (8) In the event of a Change of Control Event, or the filing of Articles of Dissolution, as the case may be and as described in Subsections (1) through (3) of Section 2.5 (a), on the date specified in Section 2.5 (a).

     (f) That, to the extent a Stock Option Agreement provides for the vesting of the right to purchase in increments, such vesting shall cease as of the date of the Optionee's death, Disability, or, in the case of any Employee, voluntary or involuntary termination of Optionee's employment with the Company for any reason or, in the case of any Consultant, (i) the date either the Company or Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the Consultant has not performed any service for the Company or, in the case of a Director, upon his resignation or removal from the Board of the Company or other cessation of his services as a director;

     (g) That the time at which or the installments in which the Stock Option shall become exercisable, is as set forth in the Stock Option Agreement; provided that if not set forth in the Stock Option Agreement, the Stock Option will become exercisable according to the following schedule, which may be waived or modified by the Board or its designated Committee at any time:

          ------------------------------------------------------------    -----------------------
          Period of Optionee's Continuous Employment or Service With      Percent of Total Option
          the Company or Its Subsidiaries From the Date                     That is Exercisable
          Option is Granted
          ------------------------------------------------------------    -----------------------
          After 12 months                                                 33.3%
          ------------------------------------------------------------    -----------------------
          Each month period of continuous service completed thereafter    An additional 2.7792%
          ------------------------------------------------------------    -----------------------
          After 3 years                                                   100%
          ------------------------------------------------------------    -----------------------

          If, in the absence of this provision, a Stock Option would become exercisable for a fractional share under the terms and conditions governing its exercisability, then the Stock Option shall instead become exercisable for such fractional share at the time provided in the Stock Option Agreement for such Stock Option to become fully exercisable.

     (h) That the terms of the Stock Option Agreement shall be a contract between the Company and the Optionee and the specific terms of any Stock Option Agreement shall govern over the more general terms hereof; and

     (i) With respect to Employees, subject to the Plan Guidelines, the Stock Option Agreement shall not be affected by any changes of duties or position so long as the Optionee shall continue to be an Employee, subject to the terms hereof.

2.7  RULE 16B-3 COMPLIANCE

     (a) Unless an Optionee could otherwise exercise a Stock Option or dispose of Shares delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16 of the Exchange Act ("Section 16"), at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Shares.

     (b) It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 15a-1(c)(3) under the Exchange Act in connection with any grant of Stock Options to or other transaction by an Optionee who is subject to Section 16 (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Optionee). Accordingly, if any provision of this Plan or any Stock Option Agreement relating to a Stock Option does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Optionee shall avoid liability under Section 16(b).

2.8  NOTICE OF INTENT TO EXERCISE STOCK OPTION

     The Optionee (or other person or persons, if any, entitled hereunder) desiring to exercise a Stock Option as to all or part of the Shares covered thereby shall in writing notify the Company at its principal office, specifying the number of Shares to be purchased and, if required by the Company, representing in form satisfactory to the Company that the Shares are being purchased for investment and not with a view to resale or distribution. The Company from time to time may issue or specify to Optionees a written form for use in connection with any such exercise. With respect to any Shares conditionally purchased pursuant to Section 2.5(a) above and for which such purchase has not been voluntarily or otherwise rescinded pursuant to Section 2.5(a), the Optionee shall be deemed to have given to the Company the notice of exercise required by this Section 2.8 as of ten (10) days prior to the closing or effective date of the Change of Control Event or the filing of Articles of Dissolution, as the case may be and as described in Subsections (1) through (3) of Section 2.5(a).

2.9  METHOD OF EXERCISE OF STOCK OPTION

     Within ten (10) days after receipt by the Company of the notice provided in
     Section 2.8, but not later than the expiration date specified in Section 2.5(e), the Stock Option shall be exercised as to the number of Shares specified in the notice by payment by the Optionee to the Company of the amount specified below in Section 3.2 and Section 4.5, as applicable. Payment of such purchase price shall be made in cash, or in accordance with procedures for a "cashless exercise" as the same may have been established from time to time by the Company to facilitate exercises of Stock Options and sales of Shares under this Plan. The Company has no obligation and has made no commitments to establish a procedure for "cashless exercise". Payment in shares of the Company's Common Stock shall be deemed to be the equivalent of payment in cash at the Fair Market Value of those shares. For purposes of the preceding sentence, "Fair Market Value" shall be determined by the Board in the same manner as utilized in determining the Fair Market Value at the time other Stock Options are granted.

2.10 RECAPITALIZATION

     The aggregate number of Shares for which Stock Options may be granted hereunder, the number of Shares covered by each outstanding Stock Option and the price per Share thereof in each such Stock Option Agreement shall be proportionately adjusted for an increase or decrease in the number of outstanding shares of common stock of the Company resulting from a stock split or reverse split of shares or any other capital adjustment or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company excluding any decrease resulting from a redemption of shares by the Company. If the adjustment would result in a fractional Share the Optionee shall be entitled to one (1) additional Share, provided that the total number of Shares to be granted under this Plan shall not be increased above the equivalent number of Shares initially allocated or later increased by approved amendment to this Plan. Any adjustment shall be made by the Board whose determination shall be final, binding and conclusive.

     If the Company's Common Stock is reclassified or converted into common stock or another class of common stock in accordance with the Company's Articles of Incorporation or otherwise, any then outstanding Stock Options shall automatically become options to purchase shares of stock of the Company into which the Common Stock is converted or reclassified; and all references to "Shares" herein shall refer to shares of the Company's stock into which the Common Stock is converted or reclassified.

2.11 SUBSTITUTIONS AND ASSUMPTIONS

     The Board shall have the right to substitute, replace, or assume options in connection with mergers, reorganizations, separations, or other "corporate transactions" as that term is defined in and said substitutions and assumptions are permitted by Section 425 of the Code and the regulations promulgated there under. The number of Shares reserved pursuant to Section
     2.2 may be increased by the corresponding number of options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to options before and after the substitution.

2.12 TERMINAL DATE OF PLAN

     This Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board, provided that any Stock Option to purchase shares duly granted hereunder prior to such date shall be exercisable pursuant to its terms and the terms hereof until expiration or earlier termination of such Stock Option.

2.13 GRANTING OF STOCK OPTIONS

     (a) The granting of any Stock Option pursuant to this Plan shall be entirely in the discretion of the Board and nothing herein contained shall be construed to give any person any right to participate under this Plan or to receive any Stock Option under it.

     (b) The granting of a Stock Option pursuant to this Plan shall not constitute any agreement or an understanding, express or implied on the part of the Company or a current or future subsidiary to employ or retain the Optionee for any specified period.

     (c) The Board shall have the authority to grant both transferable Stock Options and nontransferable Stock Options and to amend outstanding nontransferable Stock Options to provide for transferability. Each Stock Option intended to qualify as an Incentive Stock Option and each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a "qualified domestic relations order" as defined by the Code and is exercisable, during the Optionee's lifetime, only by the Optionee. Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Board may designate at the time the Stock Option is granted or is otherwise amended to provide for transferability.

2.14 WITHDRAWAL

     An Optionee may at any time elect in writing to abandon a Stock Option with respect to the number of Shares as to which the Stock Option shall not have been exercised.

2.15 GOVERNMENT REGULATIONS

     This Plan and the granting and exercise of any Stock Option hereunder and the obligations of the Company to sell and deliver Shares under any such Stock Option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies as may be required.

2.16 PROCEEDS FROM SALE OF STOCK

     Proceeds of the purchase of Shares by an Optionee shall be used for the general business purposes of the Company.

2.17 SHAREHOLDER APPROVAL

     This Plan shall be submitted to the shareholders for their approval within twelve (12) months from the date hereof. The Company may grant Stock Options prior to such approval which shall be conditioned upon subsequent shareholder approval.

2.18 COMPLIANCE WITH SECURITIES LAWS

     The Board shall have the right to:

     (a) Require an Optionee to execute, as a condition of exercise of a Stock Option, a letter evidencing Optionee's intent to acquire the Shares for investment and not with a view to the resale or distribution thereof;

     (b) Place appropriate legends upon the certificate or certificates for the Shares; and

     (c) Take such other acts as it deems necessary in order to cause the issuance of Shares to comply with applicable provisions of state and federal securities laws.

     In furtherance of the foregoing and not by way of limitation thereof, no Stock Option shall be exercisable unless such Stock Option and the Shares to be issued pursuant thereto shall be registered under appropriate federal and state securities laws, or shall be exempt therefrom, in the opinion of the Board upon advice of counsel to the Company. Each Stock Option Agreement shall contain adequate provisions to assure that there will be no violation of such laws. This provision shall in no way obligate the Company to undertake registration of Stock Options or Shares hereunder. Issue, transfer or delivery of certificates for Shares pursuant to the exercise of Stock Options may be delayed, at the discretion of the Board until the Board is satisfied that the applicable requirements of the federal and state securities laws have been met.

     The dollar value and number of Stock Options granted under this Plan are limited pursuant to Rule 701 promulgated by the Securities and Exchange Commission, which provides an exemption from the registration requirements under the Act. Any guidelines adopted pursuant to this Plan shall contain the current limitations specified in said Rule 701 until the Company is registered under the Act.

2.19 GOLDEN PARACHUTE TAXES

     In the event that any amounts paid or deemed paid to an employee under this Plan are deemed to constitute "excess parachute payments" as defined in
     Section 280G of the Code (taking into account any other payments made under this Plan and any other compensation paid or deemed paid to an employee), or if any employee is deemed to receive an "excess parachute payment" by reason of his or her vesting of Options pursuant to Section 2.5 herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 2.5 shall not act to vest options to such employee), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

3. PROVISIONS APPLICABLE SOLELY TO NONQUALIFIED STOCK OPTIONS

     In addition to the provisions of Section 2 above, the following paragraphs shall apply to any Stock Options granted under this Plan which are not Incentive Stock Options.

3.1  OPTION PRICE

     The option, or purchase, price of each Share optioned as a Nonqualified Stock Option under this Plan shall be determined by the Board and set forth in the Stock Option Agreement.

3.2  METHOD OF EXERCISE OF STOCK OPTION

     The amount to be paid by the Optionee upon exercise of a Nonqualified Stock Option shall be the exercise price provided for in the Stock Option Agreement, together with the amount of federal, state and local income and FICA taxes required to be withheld by the Company. If the Company has established procedures for a "cashless exercise" pursuant to Section 2.9, an Optionee may elect to pay Optionee's federal, state, or local income and FICA withholding tax by having the Company withhold shares of Company Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld is deemed to equal the Fair Market Value of the shares on the day the Stock Option is exercised. An election by an Optionee to have shares withheld for this purpose will be subject to the following restrictions:

     (a) If an Optionee has received multiple Stock Option grants, a separate election must be made for each grant;

     (b) The election must be made prior to the day the Stock Option is exercised;

     (c) The election will be irrevocable;

     (d) The election will be subject to the disapproval of the Board; and

     (e) If the Optionee is an "officer" of the Company within the meaning of
         Section 16 as defined in Rule 16a-1 promulgated by the Securities and Exchange Commission, the election may not be made within six (6) months following the grant of the Stock Option.

3.3  ASSIGNMENT

     The Company may allow limited assignment rights for the gifting by Optionee of rights hereunder to vested Nonqualified Stock Options, on terms to be determined by the Board from time to time.

4. PROVISIONS APPLICABLE SOLELY TO INCENTIVE STOCK OPTIONS

     In addition to the provisions of Section 2 above, the following paragraphs shall apply to any Stock Options granted under this Plan which are Incentive Stock Options.

4.1  CONFORMANCE WITH INTERNAL REVENUE CODE

     Stock Options granted under this Plan which are "Incentive Stock Options" shall conform to, be governed by and be interpreted in accordance with
     Section 422 of the Code and any regulations promulgated thereunder and amendments to the Code and regulations. Only Employees may be granted Incentive Stock Options hereunder--Consultants and non-employee Directors may not receive Incentive Stock Options hereunder.

4.2  OPTION PRICE

     The option, or purchase, price of each Share optioned as an Incentive Stock Option under this Plan shall be determined by the Board at the time of the action for the granting of the Stock Option and set forth in the Stock Option Agreement, but shall not, in any event, be less than the Fair Market Value of the Company's Common Stock on the date of grant.

4.3  LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTION

     The aggregate Fair Market Value of the Shares, as determined on the date of grant, vesting in any one calendar year with respect to which an Employee has the right to purchase (under this Plan or any other plan of the Company which authorizes Incentive Stock Options) shall not exceed $100,000; and to the extent any Stock Option purporting to be an Incentive Stock Option grants an Employee the right to purchase Shares with an aggregate Fair Market Value vesting in any one calendar year in excess of $100,000, as so determined (under this Plan or any other plan of the Company which authorizes Incentive Stock Options), shall be deemed a Nonqualified Stock Option for such excess amount.

4.4  LIMITATION ON GRANTS TO SUBSTANTIAL SHAREHOLDERS

     It is the Company's intent that it will not grant Incentive Stock Options to any Employee who, immediately prior to the grant of a Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, unless the per share option price specified by the Board for the Incentive Stock Options granted such an Employee is at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant and such Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date such Stock Option is granted. Any Stock Option that by its terms purports to be an Incentive Stock Option that is issued to an Employee who owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company that does not have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of the Company's stock on the date of grant or that is, by its terms, exercisable after the expiration of five (5) years from the date such Stock Option is granted, shall be deemed a Nonqualified Stock Option.

4.5  METHOD OF EXERCISE OF STOCK OPTION

     The amount to be paid by the Optionee upon exercise of an Incentive Stock Option shall be the purchase price per share provided for in the Stock Option Agreement.

5.   COMPANY'S OPTION TO REPURCHASE

5.1  OPTION TO REPURCHASE

     Subject to the provisions of Section 5.3 below and unless otherwise specified by the Board, upon the termination of an Optionee's employment or business relationship with the Company or any current or future subsidiary, the Company shall have the right to repurchase up to Ten Thousand (10,000) Shares purchased upon the exercise of Stock Options (and any other shares of stock or other securities issued in connection with such Shares) granted while the Optionee was an Employee, Consultant or Director of the Company or a current or future subsidiary, as the case may be, at its then-current Fair Market Value, as determined by the Board. The Company shall give written notice to the Optionee of its intention to repurchase within the later of (i) sixty (60) days after the date of termination or (ii) sixty
     (60) days after the last day a Stock Option held by such Optionee might be exercised. The purchase price for the Shares to be repurchased shall be payable in cash within sixty (60) days after the notice is given and shall be offset against any amounts that may be due and owing to the Company. For purposes of this Section 5.1, "Fair Market Value" shall be determined by the Board in the same manner as utilized in determining the Fair Market Value for purposes of Stock Option grants at such time. The Board's determination of Fair Market Value shall be final.

5.2  RIGHT OF FIRST REFUSAL

     Subject to the provisions of Section 5.3 below and unless otherwise specified by the Board, the Optionee (or his personal representative) shall not sell or encumber the Shares purchased hereunder or any other shares issued in connection with those Shares, unless he or she has first offered to sell such Shares to the Company, as follows: If the Optionee proposes to encumber or transfer such Shares, he or she shall advise the Company of the name of the proposed recipient, the number and class of Shares and the proposed price and terms. The Company shall have an option, which option must be exercised in writing within forty-five (45) days after receipt of written notice of the proposed transfer, to purchase such Shares upon the same terms and conditions as are stated in the notice. The purchase price shall be paid by the Company within forty-five (45) days of the giving of its notice of intent to repurchase. In the event the Company does not elect to repurchase hereunder, the Optionee shall have the right to encumber or transfer such Shares in accordance with the price and terms and to the recipient stated in the notice for a period of ninety (90) days; but, if such Shares are not encumbered or transferred within said ninety (90) days, the Optionee shall not thereafter encumber or transfer such Shares without again complying with the requirements of this Section 5.2. By executing the appropriate acknowledgment on Stock Option Agreements, the spouses of Optionees shall agree and assent to the repurchase rights set forth in Sections 5.1 and 5.2. The Company may require spouses of Optionees to execute similar acknowledgments in connection with the exercise of Stock Options. Notwithstanding the foregoing restrictions in this Section 5.2, an Optionee (the "Transferor") may, during his or her lifetime, give or otherwise transfer, outright or in trust, any or all of his or her Shares to one or more of the following persons: his or her spouse, his or her lineal ancestors, or descendants, or to an entity owned and controlled by such Optionee (the "Permitted Transferees"); provided that (i) each Permitted Transferee holds such Shares subject to the terms and conditions of this Section 5.2 and signs an agreement to that effect, and (ii) each Permitted Transferee makes no further transfer of any Shares, voluntarily or otherwise, except to the Transferor or to the Transferor's other Permitted Transferees.

5.3  TERMINATION OF COMPANY'S RIGHTS

     The Company's repurchase rights stated in Sections 5.1 and 5.2 above will terminate in the event the Company successfully concludes a registered public offering of its common stock under the Act.

6.   TERMINATION AND AMENDMENT

     This Plan, the Plan Guidelines and all rules and regulations adopted in respect hereof may be terminated, suspended, or amended at any time by a majority vote of the Board, provided that no such action shall adversely affect any material rights of Optionees granted under this Plan prior to such action without the consent of such Optionees and provided further that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. The Board may amend the terms and conditions of outstanding Stock Options, provided, however, that (i) no such amendment would be materially adverse to the holders of such Stock Options without their consent, (ii) no such amendment shall extend the period for exercise of a Stock Option, and (iii) the amended terms of a Stock Option would be permitted under this Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

7.   FOREIGN EMPLOYEES

     Without amending this Plan, the Board may grant Stock Options to eligible Employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Board be necessary or desirable to foster and promote achievement of the purposes of this Plan, and, in furtherance of such purposes the Board may make such modifications, amendments, procedures, subplans, and the like as may be necessary or advisable to comply with the provisions of the laws in other countries in which the Company operates or has Employees.

8.   REGISTRATION, LISTING AND QUALIFICATION OF SHARES

     Each Stock Option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing, or qualification of the Shares covered thereby upon any securities exchange or under any foreign, federal, state, or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Option or the purchase of shares thereunder, no such Stock Option may be exercised unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Board. Any person exercising a Stock Option shall make such representations and agreements and furnish such information as the Board may request to assure compliance with the foregoing or any other applicable legal requirements.

9.   NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS

     No Employee or other person shall have any claim or right to be granted a Stock Option under this Plan. Having received a Stock Option under this Plan shall not give an Employee or other person any right to receive any other grant or Stock Option under this Plan. An Optionee shall have no rights to or interest in any Stock Option except as set forth herein. Neither this Plan nor any action taken hereunder shall be construed as giving any

     Employee any right to be retained in the employ of the Company or any Consultant or Director any right to be retained or engaged by the Company, or otherwise in any way affect any right and power of the Company to terminate the employment or engagement of any Employee, Consultant or Director at any time with or without assigning a reason therefor. Nothing in this Plan shall restrict the Company's rights to adopt other option plans pertaining to any or all of the Employees, Consultants or Directors covered under this Plan or other Employees, Consultants or Directors not covered under this Plan.

     Each Stock Option granted hereunder may be affected, with regard to both vesting schedule and termination, by leaves of absence, a reduction in the number of hours worked, partial disability and other changes in Optionee's Employee, Consultant or Director status, as the case may be. The Company's policies in such matters shall be contained in the Plan Guidelines adopted by the Board. The Plan Guidelines and the guidelines, rules, policies and regulations contained therein may be amended at any time and from time to time by the Board or the Committee, in its sole discretion and with or without notice. Optionee's rights hereunder or under any Stock Option granted hereunder at any time shall be governed by the Plan Guidelines in effect at the time of any change in Optionee's employment status as contemplated above.

10. COSTS AND EXPENSES

     Except as provided herein with respect to the payment of taxes, all costs and expenses of administering this Plan shall be borne by the Company and shall not be charged to any grant or any Optionee receiving a grant.

11. PLAN UNFUNDED

     This Plan shall be unfunded. Except for the Board's reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of this Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant under this Plan.

12. GOVERNING LAW

     This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law, and venue for any action taken in connection herewith or related hereto shall exclusively reside in King County, Washington.

13. SPECIAL PROVISIONS RELATING TO CALIFORNIA RESIDENTS

     Notwithstanding anything to the contrary herein, the following provisions shall govern all options granted under the Plan to residents of the State of California (referred to herein as "California Options"). The following provisions are intended to comply with Rule 260.140.41 of the Regulations of the Department of Corporations of the State of California (the "California Regulations"). When issuing California options, the Company shall indicate on the options that they are issued subject to these special provisions.

     (a) The total number of shares granted pursuant to the Plan is as set forth in Section 2.2 of the Plan.

     (b) The option price or purchase price of each Share optioned under the Plan under a California Option shall be determined by the Board at the time of the action for the granting of the option but shall not, in any event, be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant. With respect to any California Option granted to any person who owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, the option price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

     (c) The exercise period with respect to California Options shall not exceed one hundred twenty (120) months from the date of grant.

     (d) California Options shall not be transferable other than by will or the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

     (e) In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Company's stock, the number of shares subject to a California Option shall be adjusted in accordance with the provision of Section 2.9 of the Plan.

     (f) California Options shall, at a minimum, be exercisable at a rate of twenty percent (20%) per year from the date of grant.

     (g) Unless employment is terminated for cause as defined by applicable law, the terms of the Plan or option grant or a contract of employment, the right to exercise a California Option in the event of termination of employment with the Company, to the extent that the California Option is exercisable on the date of such termination of employment, is as follows: at least six (6) months from the date of termination if termination was caused by death or disability and at least thirty (30) days from the date of termination if termination was caused by other than death or disability.

     (h) There shall be no California Options granted under the Plan later than ten (10) years from the date the Plan was adopted or the date the Plan is approved by the shareholders, whichever is earlier.

     (i) The Plan shall be approved by the shareholders within twelve (12) months after the date of adoption of the Plan by the Board of Directors. No option may be exercised before shareholder approval is obtained.

     (j) The Company will comply with Section 260.140.46 of the California Code of Regulations regarding information required to be received by employees of the Company residing in the State of California.

     The provisions of Section 2.5(a) and (b) and paragraph (7) of subsection
     (e) of Section 2.6 of the Plan shall not apply to California Options with the effect that there shall be no reference in the Plan to the acceleration of the exercise period for California Options in relation to mergers, consolidations and takeovers in which the Company is not the surviving entity.

14.  SEVERABILITY

     In the event any provision of this Plan or any Stock Option Agreement is found to be invalid or unenforceable, such provision shall be deemed reformed to the extent necessary to render it valid and enforceable. The invalidity or unenforceability of any provision in this Plan or any Stock Option Agreement shall not in any way affect the validity or enforceability of any other provision of this Plan or the Stock Option Agreement, as the case may be and this Plan and the Stock Option Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been included.

                                     ANNEX A

                             Stock Option No. ______

                                    [FORM OF]
                      HELIX BIOMEDIX, INC. (THE "COMPANY")
                  STOCK OPTION AGREEMENT FOR PURCHASE OF STOCK

We are pleased to inform you that the Company has granted to you, as the individual named below (the "Optionee"), this Stock Option. This Stock Option Agreement is a contract between you and the Company. It grants to you certain defined rights, at certain times and under certain conditions, to purchase shares of the Company's Common Stock, and in exchange you accept certain obligations and responsibilities, as described below and in the Company's 2000 Stock Option Plan (adopted __________ __, ____) (the "Plan") and the attached Terms and Conditions.

FOR VALUABLE CONSIDERATION, the Company does hereby grant to the Optionee, as of the Date of Option Grant specified below, the right and option to purchase the number of shares of Common Stock of the Company specified below (the "Option Shares") for the Exercise Price Per Share specified below, and the right to purchase the Option Shares under this Stock Option Agreement shall accrue and vest according to the Vesting Schedule specified below:



--------------------------------------------------------------------------------
NAME OF OPTIONEE:
--------------------------------------------------------------------------------
TYPE OF OPTION:
--------------------------------------------------------------------------------
NUMBER OF OPTION SHARES:
--------------------------------------------------------------------------------
EXERCISE PRICE PER SHARE:
--------------------------------------------------------------------------------
DATE OF OPTION GRANT:
--------------------------------------------------------------------------------
TERM OF OPTION:
--------------------------------------------------------------------------------
VESTING SCHEDULE:
--------------------------------------------------------------------------------



                    EXECUTED as of the Date of Option Grant.

                              HELIX BIOMEDIX, INC.

                                       By:

Its:

BY SIGNING BELOW AND ENTERING INTO THIS STOCK OPTION AGREEMENT, OPTIONEE AGREES TO THE TERMS HEREOF AND ALL OBLIGATIONS AND RESPONSIBILITIES AS DESCRIBED IN THE PLAN AND THE ATTACHED TERMS AND CONDITIONS.

                                    OPTIONEE
                                  , as Optionee

BY SIGNING BELOW, OPTIONEE'S SPOUSE HEREBY ACKNOWLEDGES THAT, PURSUANT TO THE PLAN THE COMPANY WILL HAVE CERTAIN REPURCHASE RIGHTS WITH RESPECT TO ANY OPTION SHARES ISSUED TO OPTIONEE UPON EXERCISE OF THIS STOCK OPTION AND AS A CONDITION TO SUCH EXERCISE, THE UNDERSIGNED WILL EXECUTE SUCH DOCUMENTATION AS MAY BE REASONABLY REQUIRED BY THE COMPANY EVIDENCING THE UNDERSIGNED'S ACCEPTANCE OF AND AGREEMENT TO SUCH REPURCHASE RIGHTS.

                                     SPOUSE
                                   , as Spouse

                 TERMS AND CONDITIONS OF STOCK OPTION AGREEMENT

            STOCK OPTIONS ARE SUBJECT TO THE TERMS HEREOF AND OF THE COMPANY'S 2000 STOCK OPTION PLAN (ADOPTED ________ __, ____) (THE "PLAN").
                   CAPITALIZED TERMS USED IN THIS STOCK OPTION
                      AGREEMENT (THIS "AGREEMENT"), IF NOT
                      OTHERWISE DEFINED, HAVE THE MEANINGS
                             GIVEN THEM IN THE PLAN.

1. (a) Any Option Shares which become purchasable ("vest") but are not purchased on a vesting date or anniversary date, as the case may be, may be purchased on any subsequent date, provided all options for the purchase of Option Shares must be exercised within the time periods specified in Section 2 below.

     (b) Optionees shall have conditional purchase rights in the event of any Change of Control Event or dissolution as described in the Plan.

2. All UNVESTED options shall expire upon any termination of Optionee's employment with or provision of services to the Company for any reason, whether voluntary or involuntary, or upon the death or Disability of Optionee, as more fully described in the Plan.

     Subject to the terms hereof, all VESTED options (i.e., options for which the right to purchase has accrued) shall expire at the earliest of the following:

     (a) The earlier of the end of the Term of Option specified on the first page of this Agreement or ten (10) years from the Date of Option Grant specified on the first page of this Agreement;

     (b) If Optionee is or becomes an Employee, ninety (90) days after voluntary or involuntary termination of Optionee's employment other than termination as described in Paragraphs (e) or (f) below;

     (c) If Optionee is or becomes a Consultant, ninety (90) days after the earlier of (i) the date either the Company or Optionee notifies the other that the Company or the Optionee, as the case may be, is terminating the consultant relationship or (ii) the end of a period of one hundred twenty (120) days during which the Consultant has not performed any service for the Company, unless in either case, such termination is pursuant to events described in Paragraphs (e) or (f) below;

     (d) If Optionee is a Director, ninety (90) days after resignation or removal from the Board of the Company or other cessation of service as a director other than cessation of service as described in Paragraphs
          (e) or (f) below;

     (e) Upon discharge of Optionee (removal from the Board, in the case of a Director) for "cause" as defined in any employment or consulting agreement between the Company and Optionee or, if there shall be no such employment or consulting agreement, for Cause, as defined in the Plan;

     (f)  Twelve (12) months after Optionee's death or Disability; or

     (g) In the event of a Change of Control Event or dissolution as described in the Plan. However, if the Change of Control Event or dissolution, as the case may be and as described in the Plan, is not finalized, all options which are terminated pursuant to this Subsection (g) shall be reinstated as described in the Plan.

     Optionee agrees that all vested and unvested options granted pursuant to this Stock Option shall expire in accordance with the provisions of this paragraph 2 following involuntary or voluntary termination of Optionee's employment with, engagement by or services to the Company, as applicable, for any reason. Optionee hereby waives the right to recover as damages any vested or unvested stock options which expire according to this paragraph
     2. This waiver shall include, but not be limited to, damages related to any claims Optionee may have against the Company to which Optionee may be entitled by virtue of employment with the Company or the termination of Optionee's employment.

3. This Stock Option may be exercised at different times for portions of the total number of Option Shares for which the right to purchase shall have accrued and vested hereunder, provided that such portions are in multiples of ten (10) shares if the Optionee holds vested portions for ninety-nine
     (99) or fewer shares and otherwise in multiples of one hundred (100) shares.

4. This Stock Option shall be adjusted for recapitalization, stock splits, stock dividends and the like as described in the Plan.

5. This is not an employment contract and while the benefits, if any, of this Stock Option may be an incident of the Optionee's employment with or provision of services to the Company, the terms and conditions of such employment or provision of services are otherwise wholly independent hereof.

6. Neither this Stock Option nor any right under this Agreement is assignable and rights under this Agreement may be exercised only by the Optionee or a person to whom the rights under this Agreement shall pass by will or the laws of descent and distribution.

7. The Optionee shall indicate Optionee's intention to exercise this Stock Option with respect to vested Option Shares by notifying the Company in writing of such intention in the form of the Notice of Exercise attached hereto as Exhibit A, indicating the number of Option Shares Optionee intends to purchase and, within ten (10) days thereafter, paying to the Company an amount sufficient to cover the total option price of such Option Shares together with the amount of federal, state and local income and FICA taxes required to be withheld by the Company, if any, as provided in the Plan. Payment of the Exercise Price Per Share specified on the first page of this Agreement shall be made in cash or in accordance with such procedures for a "cashless exercise" as may be established from time to time by the Company to facilitate exercises of Stock Options and sales of Option Shares under the Plan.

8. If the Optionee, immediately prior to the grant of an Incentive Stock Option hereunder, owns stock in the Company representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the Exercise Price Per Share specified on the first page of this Agreement for Incentive Stock Options granted hereunder shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Company's Common Stock on the Date of Option Grant specified on the first page of this Agreement and such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from said Date of Option Grant and notwithstanding any pricing or vesting terms hereof which appear at variance with the foregoing, all pricing and vesting terms hereof shall be deemed hereby to conform with the foregoing limitations. In lieu of the foregoing, the Optionee may elect to have a Stock Option that purports to be an Incentive Stock Option treated as a Non-Qualified Stock Option pursuant to the original terms of this Agreement.

9. Notwithstanding the foregoing, no Stock Option shall be exercisable and rights under this Agreement are not enforceable, unless and until all requirements imposed by or pursuant to Section 2.18 of the Plan are satisfied.

SECTION 2.18 OF THE PLAN DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THIS OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY OPTION SHARES TO THE OPTIONEE. AT THE PRESENT TIME THE PLAN IS NOT REGISTERED AND, ALTHOUGH SHARES MAY BE ISSUED UPON EXERCISE, THE SHARES SO ISSUED ARE NOT FREELY TRADABLE.

THERE CAN BE NO ASSURANCE THAT THE EXEMPTION(S) ALLOWING ISSUANCE OF THE SHARES UPON EXERCISE WILL REMAIN AVAILABLE, NOR IS THERE ASSURANCE THAT ISSUED SHARES WILL BE REGISTERED OR THAT ONCE REGISTERED THE REGISTRATION WILL BE MAINTAINED. IF THE SHARES ARE NOT REGISTERED OR IF THE REGISTRATION IS NOT MAINTAINED, THE OPTIONEE WILL NOT BE ABLE TO TRADE SHARES OBTAINED UPON EXERCISE OF THIS STOCK OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO THE OPTIONEE PRIOR TO THE EXPIRATION OF THIS OPTION. AS A CONSEQUENCE OF THE FOREGOING, THE OPTIONEE MIGHT NOT HAVE AN OPPORTUNITY TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE AND, IF THE OPTIONEE IS ABLE TO EXERCISE THIS OPTION AND TO RECEIVE OPTION SHARES UPON SUCH EXERCISE, THE OPTIONEE MIGHT NOT HAVE THE OPPORTUNITY TO TRADE SUCH OPTION SHARES.

10.  NO RIGHTS TO STOCK OPTIONS OR EMPLOYMENT; NO RESTRICTIONS

     Neither Optionee nor any other person shall have any claim or right to be granted a Stock Option under the Plan. Having received a Stock Option under the Plan shall not give Optionee any right to receive any other grant or option under the Plan. Optionee shall have no rights to or interest in any Option except as set forth herein, in the Plan, or in another Option specifically granted by the Company to Optionee. Neither this Option, the Plan, nor any action taken hereunder or under the Plan shall be construed as giving any Employee, Consultant or Director any right to be retained in the employ of, or be engaged as a Consultant to, or serve as a Director of, the Company, as the case may be, or otherwise in any way affect any right and power of the Company to terminate the employment or engagement of any Employee, Consultant or Director at any time with or without assigning a reason therefor. Nothing in the Plan restricts the Company's rights to adopt other option plans pertaining to any or all of the Employees, Consultants or Directors covered under the Plan or other Employees, Consultants or Directors not covered under the Plan.

     THIS AGREEMENT AND THE STOCK OPTION REPRESENTED HEREBY MAY BE AFFECTED, WITH REGARD TO BOTH VESTING SCHEDULE AND TERMINATION, BY LEAVES OF ABSENCE, A REDUCTION IN THE NUMBER OF HOURS WORKED, PARTIAL DISABILITY AND OTHER CHANGES IN OPTIONEE'S EMPLOYEE, CONSULTANT OR DIRECTOR STATUS, AS THE CASE MAY BE. THE COMPANY'S POLICIES IN SUCH MATTERS, IF ANY, SHALL BE CONTAINED IN THE PLAN GUIDELINES ADOPTED BY THE BOARD. THE PLAN GUIDELINES AND THE GUIDELINES, RULES, POLICIES AND REGULATIONS CONTAINED THEREIN MAY BE AMENDED AT ANY TIME AND FROM TIME TO TIME BY THE BOARD OF DIRECTORS OF THE COMPANY, OR THE COMMITTEE APPOINTED BY SUCH BOARD, IN ITS SOLE DISCRETION AND WITH OR WITHOUT NOTICE. OPTIONEE'S RIGHTS HEREUNDER OR UNDER THE PLAN AT ANY TIME SHALL BE GOVERNED BY THE PLAN GUIDELINES IN EFFECT AT THE TIME OF ANY CHANGE IN OPTIONEE'S STATUS AS CONTEMPLATED ABOVE.

11. The Stock Option represented by this Agreement is granted pursuant to and is controlled by the Plan and by the Plan Guidelines, if any, as adopted by the Board and amended from time to time. Optionee, by execution hereof, acknowledges receipt of the Plan and the Plan Guidelines as they currently exist and acceptance of the terms and conditions of the Plan, the Plan Guidelines and of this Agreement.

12. Optionee hereby acknowledges that, pursuant to the Plan and until the time the Company has made a public offering of its securities under the Securities Act of 1933, as amended, the Company will have certain repurchase rights with respect to any Shares issued to Optionee upon exercise of this Stock Option. As a condition to such exercise, Optionee shall cause his or her spouse, if any, to execute such documentation as may be reasonably required by the Company evidencing such spouse's acceptance of and agreement to such repurchase rights.

13. FOR CALIFORNIA RESIDENTS ONLY: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

14. If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to this option to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent.

                                    EXHIBIT A

                              HELIX BIOMEDIX, INC.

                               NOTICE OF EXERCISE
                                       OF
                                  STOCK OPTION

TO: HELIX BIOMEDIX, INC. (the "Company")

The undersigned hereby exercises Stock Option No. _______, granted on __________, _____, by the Company pursuant to its 2000 Stock Option Plan (adopted ________ __, ____), to purchase __________ Shares of Common Stock of the Company at a price of $________ per Share, for a total purchase price of $________.

          THE SHARES ARE BEING ACQUIRED BY THE UNDERSIGNED FOR INVESTMENT PURPOSES ONLY AND NOT WITH ANY PRESENT INTENTION TO TRANSFER OR DISTRIBUTE THE SAME.

By this exercise, the undersigned agrees (i) to provide for the payment by the undersigned to the Company (in the manner designated by the Company) of the Company's withholding obligation, if any, relating to the exercise of the foregoing Stock Option and (ii) if this exercise relates to an Incentive Stock Option, to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the Shares of Common Stock issued upon exercise of the foregoing Stock Option that occurs within two (2) years after the date of grant of such Stock Option or within one (1) year after such Shares of Common Stock are issued upon exercise of the foregoing Stock Option.



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